                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Big Lake Financial Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Edwin E. Walpole, III, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 10, 2004                         By: /s/ Edwin E. Walpole, III
                                              ----------------------------------
                                              Edwin E. Walpole, III, Chairman of
                                               the Board, President and
                                               Chief Executive Officer